Exhibit 10.2

MASTER LOAN SALE AGREEMENT

among

TICC CAPITAL CORP.,
as the Transferor,

and

TICC CLO 2012-1 LLC,
as the Issuer

Dated as of August 23, 2012

TABLE OF CONTENTS

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Table of Contents

(continued)

Schedule 1 Schedule of Conveyed Collateral

Schedule 2 Notice Information

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THIS MASTER LOAN SALE AGREEMENT, dated as of August 23, 2012 (as amended, modified, restated, or supplemented from time to time, this “Agreement”), is made by and among TICC CAPITAL CORP., a Maryland corporation (together with its successors and assigns in such capacity, the “Transferor”) and TICC CLO 2012-1 LLC, a Delaware limited liability company (together with its successors and assigns in such capacity, the “Issuer”).

PREAMBLE

WHEREAS, in the regular course of its business, the Transferor originates and/or otherwise acquires Collateral Obligations;

WHEREAS, the Issuer desires to acquire the Collateral Obligations from the Transferor on the Closing Date (the “Collateral Obligations”) listed on Schedule 1 hereto, together with certain related property, as more fully described as the “Assets” in the Indenture, dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the “Indenture”), between the Issuer, as issuer, and The Bank of New York Mellon Trust Company, National Association, as trustee (together with its successors and assigns in such capacity, the “Trustee”); and

WHEREAS, it is a condition to the Issuer’s acquisition of the Collateral Obligations from the Transferor that the Transferor make certain representations, warranties and covenants regarding all Collateral Obligations and related Assets transferred pursuant to this Agreement for the benefit of the Issuer.

NOW, THEREFORE, based upon the above recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
Definitions

Section 1.1. Definitions.

Capitalized terms used but not otherwise defined herein shall have the meanings attributed to such terms in the Indenture. In addition, as used herein, the following defined terms, unless the context otherwise requires, shall have the following meanings:

“Collateral Obligations”. As defined in the Preamble of this Agreement.

“Conveyed Collateral”: The meaning specified in Section 2.1(a).

“Indemnified Party”: The meaning specified in Section 6.1.

“Insolvency Law”: The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

“Issuer”: TICC CLO 2012-1 LLC, together with its successors and assigns.

“Noteless Collateral Obligation”: A Collateral Obligation with respect to which (a) the related Underlying Documents do not require the Obligor to execute and deliver an Underlying Note to evidence the indebtedness created under such Collateral Obligation and (b) no Underlying Notes are outstanding with respect to the portion of the Collateral Obligation transferred to the Issuer.

“Permitted Liens”: With respect to the interest of the Transferor and the Issuer in the Collateral Obligations included in the Assets: (i) security interests, liens and other encumbrances in favor of the Issuer created pursuant to this Agreement, (ii) security interests, liens and other encumbrances in favor of the Trustee created pursuant to the Indenture and/or this Agreement, (iii) with respect to agented Collateral Obligations, security interests, liens and other encumbrances in favor of the lead agent, the collateral agent or the paying agent on behalf of all holders of indebtedness of such Obligor under the related facility, (iv) with respect to any Equity Security, any security interests, liens and other encumbrances granted on such Equity Security to secure indebtedness of the related Obligor and/or any security interests, liens and other rights or encumbrances granted under any governing documents or other agreement between or among or binding upon the Issuer as the holder of equity in such Obligor and (v) security interests, liens and other encumbrances, if any, which have priority over first priority perfected security interests in the Collateral Obligations or any portion thereof under the UCC or any other applicable law.

“Required Loan Documents”: For each Collateral Obligation, the items set forth below:

(i) (x) other than in the case of a Noteless Collateral Obligation or a Participation Interest, the original or, if accompanied by a “lost note” affidavit and indemnity, a copy of the Underlying Note, endorsed by the prior holder of record either in blank or to the Trustee (and evidencing an unbroken chain of endorsements from the prior holder(s) thereof evidenced in the chain of endorsements in blank or to the Trustee), with any endorsement to the Trustee to be in the following form: “The Bank of New York Mellon Trust Company, National Association, its successors and assigns, as Trustee for the Secured Parties,” and (y) in the case of a Noteless Collateral Obligation or a Participation Interest, a copy of each transfer document or assignment agreement relating to such Noteless Collateral Obligation or Participation Interest evidencing the assignment of such Noteless Collateral Obligation or Participation Interest to the Transferor and from the Transferor to the Issuer; and

(ii) originals or copies of each of the following, to the extent applicable to the related Collateral Obligation: any related loan agreement or credit agreement.

“Transferor”: TICC Capital Corp., together with its successors and assigns.

“Trustee”: As defined in the Preamble of this Agreement.

“Underlying Note”: One or more promissory notes executed by the applicable Obligor evidencing a Collateral Obligation.

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Section 1.2. Other Terms.

All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles as in effect from time to time in the United States.

Section 1.3. Computation of Time Periods.

Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each mean “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date”.

Section 1.4. Interpretation.

In this Agreement, unless a contrary intention appears:

(i) the singular number includes the plural number and vice versa;

(ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;

(iii) reference to any gender includes each other gender;

(iv) reference to day or days without further qualification means calendar days;

(v) unless otherwise stated, reference to any time means New York, New York time;

(vi) references to “writing” include printing, typing, lithography, electronic or other means of reproducing words in a visible form;

(vii) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, supplemented, replaced, restated, waived or extended and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor;

(viii) reference to any requirement of law means such requirement of law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any requirement of law means that provision of such requirement of law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision; and

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(ix) references to “including” means “including, without limitation”.

Section 1.5. References.

All Section references (including references to the Preamble), unless otherwise indicated, shall be to Sections (and the Preamble) in this Agreement.

ARTICLE II
Transfer of the conveyed COLLATERAL

Section 2.1. Transfer of the Conveyed Collateral.

(a) Transfer from the Transferor to the Issuer. Subject to and upon the terms and conditions set forth herein, the Transferor hereby sells, conveys and transfers to the Issuer all of the Transferor’s right, title and interest in, to and under the Collateral Obligations and any related Assets with respect thereto (the “Conveyed Collateral”) for a purchase price on the date hereof of $50,053,568.44, which purchase price is the fair market value thereof. The consideration for the transfer of the Conveyed Collateral from the Transferor to the Issuer shall consist of cash paid by the Issuer to the Transferor on the date hereof and the issuance by the Issuer to the Transferor of all of the Subordinated Notes. In connection with such transfer of the Conveyed Collateral from the Transferor to the Issuer, the Transferor shall transfer to the Trustee (for the benefit of the Issuer) for deposit into the Collection Account all proceeds received with respect to such Conveyed Collateral, on and after the Closing Date.

(b) Each of the Transferor and the Issuer acknowledges and agrees that (i) the representations, warranties, covenants and rights of indemnity of the Transferor set forth herein will run to and be for the benefit of the Issuer and the Trustee, on behalf of the Secured Parties and (ii) the Trustee for the benefit of the Secured Parties shall be an express third party beneficiary of such representations, warranties, covenants and rights of indemnity.

(c) Each of the Transferor and the Issuer intends and agrees that (i) the transfer of the Conveyed Collateral by the Transferor to the Issuer pursuant to this Agreement is intended to be an absolute sale, conveyance and transfer of ownership of the Conveyed Collateral rather than the mere granting of a security interest to secure a financing and (ii) such Conveyed Collateral shall not be part of the Transferor’s estate in the event of a filing of a bankruptcy petition or other action by or against the Transferor under any Insolvency Law. In the event, however, that notwithstanding such intent and agreement, such transfer is deemed to secure indebtedness, the Transferor hereby Grants to the Issuer a security interest in all of its right, title and interest in, to and under such Conveyed Collateral (whether now existing or hereafter created), and the Issuer hereby further Grants such security interest to the Trustee for the benefit of the Secured Parties. For such purposes, this Agreement shall constitute a security agreement under the UCC, securing the repayment of the purchase price paid hereunder and the obligations or interests represented by the Notes, in the order and priorities, and subject to the other terms and conditions of this Agreement and the Indenture, together with such other obligations or interest as may arise hereunder and thereunder in favor of the parties hereto and thereto.

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(d) If the transfer of the Conveyed Collateral by the Transferor to the Issuer is deemed to be the mere granting of a security interest to secure a financing, the Issuer may, to secure the Issuer’s obligations under the Indenture, repledge and reassign to the Trustee for the benefit of the Secured Parties (1) all or a portion of the Conveyed Collateral pledged to the Issuer by the Transferor and with respect to which the Issuer has not released its security interest at the time of such pledge and assignment and (2) all proceeds thereof. Such repledge and reassignment may be made with or without a repledge and reassignment by the Issuer of its rights under any agreement with the Transferor, and without further notice to or acknowledgment from the Transferor. The Transferor hereby waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Issuer or any assignee relating to such repledge or reassignment in connection with the transactions contemplated by this Agreement and the other Transaction Documents. The Issuer and the Transferor shall file or shall cause to be filed a UCC-1 financing statement naming the Transferor as debtor, the Issuer as secured party and the Trustee as assignee, listing all of the Conveyed Collateral pledged hereunder as collateral thereunder.

(e) To the extent that the consideration received by the Transferor from the Issuer in exchange for any Conveyed Collateral is less than the fair market value of such Conveyed Collateral, the difference between such fair market value and the consideration so received shall be deemed to be a capital contribution by the Transferor to the Issuer. For all purposes of this Agreement, any contributed Conveyed Collateral shall be treated the same as the Conveyed Collateral sold for cash or other property.

Section 2.2. Conveyance of Conveyed Collateral.

(a) On or before the Closing Date, the Transferor shall deliver or cause to be delivered to the Trustee each of the documents, certificates and other items as follows:

(i) officially certified recent evidence of due formation and good standing of the Issuer under the laws of the State of Delaware and good standing of the Transferor under the laws of the State of Maryland;

(ii) a copy of a written consent of the board of directors of TICC Capital Corp., in its capacity as Transferor and in its capacities as the designated manager of the Issuer, approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified, in each case as applicable, by an Officer of TICC Capital Corp., in such capacities;

(iii) a UCC financing statement naming the Transferor as debtor, naming the Issuer as secured party (and the Trustee as assignee for the benefit of the Secured Parties) and identifying the Conveyed Collateral as collateral for filing with the office of the Secretary of State for the State of Maryland; and delivery of UCC financing statements naming the Issuer as debtor, naming the Trustee, for the benefit of the Secured Parties, as secured party and identifying the Conveyed Collateral, as collateral for filing with the office of the Secretary of State for the State of Delaware;

(iv) a fully executed copy of each Transaction Document; and

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(v) all Opinions of Counsel required to be delivered pursuant to Section 3.1(c) of the Indenture.

(b) Concurrently with the transfer of the Conveyed Collateral by the Transferor to the Issuer, (i) each of the representations and warranties made by the Transferor pursuant to Article III applicable to the Conveyed Collateral shall be true and correct as of the Closing Date, and (ii) the Transferor shall, at its own expense and not later than the Closing Date, indicate in its records that ownership of the Conveyed Collateral has been conveyed by it to the Issuer pursuant to this Agreement.

Section 2.3. Acceptance of Conveyed Collateral

On the Closing Date, upon satisfaction of the conditions set forth in Section 2.2, the Issuer hereby instructs the Transferor, and the Transferor hereby agrees to deliver, on behalf of the Issuer, the Conveyed Collateral to the Trustee, and such delivery to and acceptance by the Trustee shall be deemed to be delivery to and acceptance by the Issuer.

Section 2.4. Delivery of Documents.

With respect to each Collateral Obligation transferred hereunder as part of the Conveyed Collateral, on or prior to the Closing Date, the Transferor, on behalf of the Issuer, will deliver or cause to be delivered to the Custodian, to the extent not previously delivered, each of the Required Loan Documents with respect to such Collateral Obligations.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

The Transferor makes the following representations and warranties, on which the Issuer will rely in acquiring the Conveyed Collateral on the Closing Date, and on which each of the parties hereto acknowledges and agrees that the Trustee, for the benefit of the Secured Parties, shall be entitled to rely as an express third party beneficiary as a condition of the Issuer entering into the Transaction Documents to which it is a party and of the Noteholders purchasing the Notes. Each of the parties hereto acknowledges and agrees that such representations and warranties are being made by the Transferor for the benefit of the Issuer and the Trustee, for the benefit of the Secured Parties.

The representations and warranties set forth in this Article III are given as of the Closing Date, but shall survive the sale, transfer and assignment of the Conveyed Collateral to the Issuer hereunder.

The representations and warranties set forth in Section 3.1(j) may not be waived by any Person and shall survive the termination of this Agreement.

Section 3.1. Representations and Warranties of the Transferor.

By its execution of this Agreement, the Transferor represents and warrants that:

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(a) Organization and Good Standing. The Transferor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland, and has full power and authority to own its assets and to transact the business in which it is currently engaged, and is duly qualified as a foreign corporation and is in good standing under the laws of each jurisdiction where its ownership or lease of property, the conduct of its business or the performance of this Agreement or any other Transaction Document applicable to it would require such qualification, except for those jurisdictions in which the failure to be so qualified, authorized or licensed would not have a material adverse effect on the business operations, assets or financial condition of the Transferor or on the validity or enforceability of this Agreement or the provisions of any other Transaction Document applicable to the Transferor, or the performance by the Transferor of its duties hereunder or thereunder.

(b) Authorization; Valid Sale; Binding Obligations. The Transferor has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party. This Agreement shall effect a valid sale (or contribution, as the case may be), transfer and assignment of, or Grant of a security interest in, the Conveyed Collateral being so transferred, conveyed and assigned from the Transferor to the Issuer, enforceable against the Transferor and creditors of and purchasers from the Transferor. This Agreement and the other Transaction Documents to which the Transferor is a party constitute the legal, valid and binding obligations of the Transferor enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally and general principles of equity, whether considered in a suit at law or in equity.

(c) No Consent Required. No consent of any other Person and no license, permit, order, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority or court or any other Person is required to be obtained by the Transferor in connection with this Agreement or any other Transaction Document to which it is a party or the execution, delivery, performance, validity or enforceability of this Agreement or any other Transaction Document to which it is a party or the obligations imposed on the Transferor hereunder or under the terms of the Indenture or any other Transaction Document to which it is a party other than those that have been obtained or made.

(d) No Violations. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not violate the Transferor’s articles of incorporation or bylaws or any material requirement of law applicable to it, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Transferor is a party or by which the Transferor or any of the Transferor’s properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

(e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Transferor threatened, against the Transferor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Notes (1) that could be expected to have a material adverse effect on (i) the business, properties, assets or condition (financial or otherwise) of the Transferor or (ii) the transactions contemplated by this Agreement or the other Transaction Documents to which the Transferor is a party or (2) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes.

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(f) Solvency. The Transferor, at the time of and after giving effect to the conveyance of the Conveyed Collateral hereunder, is solvent and, to the best of the Transferor’s knowledge, is not facing any pending insolvency.

(g) Taxes. The Transferor has filed or caused to be filed all tax returns which are required to be filed and has paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any governmental authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on its books), except for failures to file or pay that could not be expected to have a material adverse effect on the business operations, assets or financial condition of the Transferor or on the validity or enforceability of this Agreement or the provisions of any other Transaction Document applicable to the Transferor, or the performance by the Transferor of its duties hereunder or thereunder.

(h) Place of Business; No Changes. Except for the change in the Transferor’s name from Technology Investment Capital Corp. to TICC Capital Corp. on December 3, 2007, the Transferor has not changed its name or the State under whose laws it is formed, whether by amendment of its articles of incorporation, by reorganization or otherwise.

(i) Sale Treatment. Other than for tax and accounting purposes, the Transferor has treated the transfer of the Conveyed Collateral to the Issuer for all purposes as a sale and purchase on all of its relevant books and records.

(j) Security Interest.

(i) in the event that the transfer by the Transferor to the Issuer of any Conveyed Collateral is determined not to be an absolute transfer, this Agreement is effective to create in favor of the Issuer a valid and continuing security interest (as defined in the UCC) in all of the right, title and interest of the Transferor in, to and under such Conveyed Collateral, which security interest is perfected and is prior to all other liens (other than Permitted Liens), and is enforceable as such against, all creditors of and purchasers from the Transferor;

(ii) each Collateral Obligation transferred hereunder constitutes or is evidenced by a Financial Asset, an Instrument, a Certificated Security or a general intangible (as defined in the UCC);

(iii) the Transferor owns the Conveyed Collateral being conveyed hereunder, free and clear of any lien, claim or encumbrance of any Person (other than Permitted Liens), and, upon the transfer by the Transferor to the Issuer of any Conveyed Collateral, the Issuer will own such Conveyed Collateral free and clear of any and all liens, claims or encumbrances created by, or attaching to property of, the Transferor (other than Permitted Liens);

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(iv) the Transferor has received all consents and approvals required by the terms of any Conveyed Collateral to the conveyance of such Conveyed Collateral hereunder to the Issuer;

(v) the Transferor has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in such Conveyed Collateral granted to the Issuer under this Agreement to the extent perfection can be achieved by filing a financing statement;

(vi) other than the conveyance to the Issuer and the security interest granted to the Issuer pursuant to this Agreement, the Transferor has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of such Conveyed Collateral. The Transferor has not authorized the filing of, and is not aware of, any financing statements against the Transferor that include a description of collateral covering such Conveyed Collateral other than (A) any financing statement relating to the security interest Granted to the Issuer under this Agreement and (B) any financing statement that has been terminated. The Transferor is not aware of the filing of any judgment, employee benefit or tax lien filings against it;

(vii) on or prior to the Closing Date, copies (which may be in electronic form) (or originals, if required by the definition of “Required Loan Documents”) of the Required Loan Documents have been delivered to the Custodian; and

(viii) none of the Underlying Notes that constitute or evidence the Conveyed Collateral has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Issuer or in blank or to the Trustee.

(k) Value Given. The cash payments and corresponding increase in the Transferor’s equity interest in the Issuer received by the Transferor in respect of the purchase price of all Conveyed Collateral conveyed hereunder constitutes reasonably equivalent value in consideration for the transfer to the Issuer of such Conveyed Collateral under this Agreement, such transfer was not made for or on account of an antecedent debt owed by the Issuer to the Transferor, and such transfer was not and is not voidable or subject to avoidance under any Insolvency Law.

(l) No Defaults. The Transferor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of it or its respective properties or might have consequences that would materially and adversely affect its performance hereunder.

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(m) Bulk Transfer Laws. The transfer, assignment and conveyance of the Conveyed Collateral by the Transferor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

(n) Lack of Intent to Hinder, Delay or Defraud. Neither the Transferor nor any of its Affiliates sold or will sell any interest in any Conveyed Collateral with any intent to hinder, delay or defraud any of their respective creditors.

(o) Nonconsolidation. The Transferor conducts, and will at all times conduct, its affairs such that the Issuer would not be substantively consolidated in the estate of the Transferor and the separate existence of the Issuer would not be disregarded in the event of a bankruptcy of the Transferor.

(p) Investment Company Act. The Transferor: (i) has filed an election to be treated as a business development company under the 1940 Act and has not withdrawn such election and qualifies as a regulated investment company under the Code; (ii) conducts its business and other activities (a) in compliance in all material respects with the applicable provisions of the 1940 Act and any applicable rules, regulations or orders issued by the Securities and Exchange Commission thereunder and (b) in such a way that the consummation of the transactions contemplated by this Agreement and the other Transaction Documents does not violate in any material respect the provisions of the 1940 Act or any rules, regulations or orders issued by the Securities and Exchange Commission thereunder.

Section 3.2. Representations and Warranties Regarding the Collateral Obligations.

The Transferor hereby represents to the Issuer and to the Trustee for the benefit of the Secured Parties that each Collateral Obligation conveyed hereunder, as of the Closing Date, satisfies the definition of “Collateral Obligation” under the Indenture.

Section 3.3. Representations and Warranties of the Issuer.

By its execution of this Agreement, the Issuer represents and warrants to the Transferor that:

(a) Organization and Good Standing. The Issuer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and in each jurisdiction where the conduct of its business requires such license, qualification or good standing, except where the failure to be so licensed or qualified or in good standing would not have a material adverse effect the ownership or use of its assets, the validity or enforceability of the Transaction Documents to which it is a party, or the ability of the Issuer to perform its obligations hereunder or thereunder.

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(b) Power and Authority. The Issuer has the power and authority to execute and deliver the Transaction Documents and all other documents and agreements contemplated hereby and thereby to which it is a party, as well as to carry out the terms hereof and thereof.

(c) Valid Execution; Binding Obligations. The Issuer has taken all necessary action, including but not limited to all requisite limited liability company action, to authorize the execution, delivery and performance of the Transaction Documents and all other documents and agreements contemplated hereby and thereby to which it is a party. When executed and delivered by the Issuer each of the Transaction Documents will constitute the legal, valid and binding obligation of the Issuer enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general, except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(d) Authorizations. All authorizations, licenses, permits, certificates, franchises, consents, approvals and undertakings which are required to be obtained by the Issuer under any applicable law which are material to (i) the conduct of its business, (ii) the ownership, use, operation or maintenance of its properties or (iii) the performance by the Issuer of its obligations under or in connection with the Transaction Documents to which it is a party, have been received and all such authorizations, licenses, permits, certificates, franchises, consents, approvals and undertakings are in full force and effect.

(e) No Violations. The execution, issuance and delivery of, and performance by the Issuer of its obligations under, the Transaction Documents to which it is a party and any and all instruments or documents required to be executed or delivered pursuant to or in connection herewith or therewith were and are within the powers of the Issuer and will not violate any provision of any law, regulation, decree or governmental authorization applicable to the Issuer or its limited liability company agreement, and will not violate or cause a default under any provision of any contract, agreement, mortgage, indenture or other undertaking to which the Issuer is a party or which is binding upon the Issuer or any of its property or assets, and will not result in the imposition or creation of any lien, charge or encumbrance upon any of the properties or assets of the Issuer pursuant to the provisions of any such contract, agreement, mortgage, indenture or undertaking, other than as specifically set forth in the Indenture.

(f) Litigation. There are no legal, governmental or regulatory proceedings pending to which the Issuer is a party or to which any of its property is subject, which if determined adversely to the Issuer could individually or in the aggregate have a material adverse effect on the performance by the Issuer of the Transaction Documents to which it is a party or the consummation of the transactions contemplated hereunder or thereunder, and to the best of its knowledge, no such proceedings are threatened or contemplated.

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ARTICLE IV
Perfection of Transfer
and Protection of Security Interests

Section 4.1. Custody of Collateral Obligation.

On or prior to the Closing Date, copies (or originals, if required by the definition of Required Loan Documents) of the Required Loan Documents shall be delivered to the Custodian.

Section 4.2. Filing.

On or prior to the Closing Date, the Transferor shall cause the UCC financing statement(s) referred to in Section 2.2(a)(iii) hereof to be filed. Notwithstanding the obligation of the Transferor set forth in the preceding sentence, each of the Transferor and the Issuer hereby authorizes the Collateral Manager to prepare and file, at the expense of the Collateral Manager, such UCC financing statements (including but not limited to renewal, continuation or in lieu statements) and amendments or supplements thereto or other instruments as the Collateral Manager may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC.

Section 4.3. Changes in Name, Corporate Structure or Location.

(a) During the term of this Agreement, the Transferor shall not change its name, structure or state of incorporation without first giving at least 30 days’ prior written notice to the Trustee.

(b) If any change in the Transferor’s name, structure, state of formation, location or other action would make any financing or continuation statement or notice of ownership interest or lien relating to any Conveyed Collateral seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Transferor, no later than five Business Days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Issuer’s and the Trustee’s respective interests in the Conveyed Collateral.

Section 4.4. Costs and Expenses.

The Issuer (or the Collateral Manager pursuant to the Collateral Management Agreement on its behalf) will be obligated to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Issuer’s and Trustee’s respective right, title and interest in and to the Conveyed Collateral (including, without limitation, the security interests provided for in the Indenture).

Section 4.5. Sale Treatment.

Other than for tax and accounting purposes, the Transferor shall treat the transfer of the Conveyed Collateral made hereunder for all purposes as a sale and purchase on all of its relevant books and records.

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Section 4.6. Separateness.

The Transferor agrees to take, or refrain from taking or engaging in, with respect to the Issuer each of the actions or activities specified in the “substantive consolidation” opinion of Sutherland Asbill & Brennan LLP (including any certificates delivered in connection therewith) delivered on the Closing Date, upon which the conclusions and opinions therein are based.

ARTICLE V
Covenants

Section 5.1. Covenants of the Transferor.

The Transferor makes the following covenants to the Issuer, and on which the Transferor acknowledges and agrees that the Issuer and the Trustee, for the benefit of the Secured Parties, shall be entitled to rely as an express third party beneficiary as a condition of the Issuer and the Trustee entering into the Transaction Documents to which each of them is a party and as a condition to the Noteholders purchasing the Notes.

(a) Corporate Existence. During the term of this Agreement, the Transferor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Transferor and the Issuer will be conducted on an arm’s length basis.

(b) Collateral Obligations Not to Be Evidenced by Promissory Notes. In the event that any Collateral Obligation not originally evidenced by a promissory note is evidenced by an Instrument, the Transferor shall deliver such Instrument to the Custodian.

(c) Security Interests. Except as expressly provided herein, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Conveyed Collateral. The Transferor will promptly notify the Issuer and the Trustee of the existence of any lien on any Conveyed Collateral; and the Transferor shall defend the respective right, title and interest of the Issuer in, to and under the Conveyed Collateral against all claims of third parties; provided that nothing in this Section 5.1(c) shall prevent or be deemed to prohibit the Transferor from suffering to exist Permitted Liens upon any of the Conveyed Collateral. The Transferor shall promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to continue (subject to Permitted Liens) the first priority perfected security interest of the Issuer in all Conveyed Collateral which has not been released pursuant to the Indenture.

(d) Compliance with Law. The Transferor hereby agrees to comply in all respects with all requirements of law applicable to it except where the failure to do so would not have a material adverse effect on the Issuer.

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(e) Location. The Transferor shall not move its jurisdiction of formation outside of the State of Maryland without 30 days’ prior written notice to the Issuer and the Trustee.

(f) Merger or Consolidation of the Transferor.

(i) Any Person into which the Transferor may be merged or consolidated, or any Person resulting from such merger or consolidation to which the Transferor is a party, or any Person succeeding by acquisition or transfer to substantially all of the assets and the business of the Transferor shall be the successor to the Transferor hereunder and the other Transaction Documents to which the Transferor is a party, without execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary.

(ii) Upon the merger or consolidation of the Transferor or transfer of substantially all of its assets and its business as described in this Section 5.1(f), the Transferor shall provide the Trustee, the Issuer and the Rating Agencies notice of such merger, consolidation or transfer of substantially all of the assets and business within 30 days after completion of the same.

(g) Regulatory Filings. The Transferor shall make, or shall cause to be made, any filings, reports, notices, applications and registrations with, and seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Transferor and the Issuer as may be necessary or that the Transferor deems advisable to comply with any federal or state securities or reporting requirements, laws relating to the transactions contemplated by the Transaction Documents, or as may be otherwise required by applicable law.

(h) Notice. The Transferor shall, promptly following the Closing Date, notify the agent bank and the Obligor (if required under the respective assignment agreement) with respect to the Conveyed Collateral of the Transferor’s sale of the Conveyed Collateral to the Issuer.

ARTICLE VI
Indemnification by THE TRANSFEROR

Section 6.1. Indemnification.

The Transferor agrees to indemnify, defend and hold the Issuer, the Trustee and any of their respective managers, members, officers, directors, employees and agents (any one of which is an “Indemnified Party”) harmless from and against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and any other reasonable costs, fees and expenses (provided that any indemnification for damages is limited to actual damages, not consequential, special or punitive damages) that such Person may sustain as a result of the Transferor’s gross negligence, willful misconduct or fraud. An Indemnified Party shall promptly notify the Transferor if a claim is made by a third party with respect to this Agreement, and the Transferor shall assume (with the consent of the Indemnified Party) the defense and any settlement of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Indemnified Party in respect of such claim. If the consent of the Indemnified Party required in the immediately preceding sentence is unreasonably withheld with respect to any claim, the Transferor shall be relieved of its indemnification obligations hereunder with respect to such claim. The parties agree that the provisions of this Section 6.1 shall not be interpreted to provide recourse to the Transferor against loss by reason of the bankruptcy, insolvency or lack of creditworthiness of an Obligor with respect to a Collateral Obligation. The Transferor shall have no liability for making indemnification hereunder to the extent any such indemnification constitutes recourse for uncollectible or uncollected amounts payable under any Collateral Obligation.

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Section 6.2. Liabilities to Obligors.

Except with respect to the funding commitment or letter of credit participations assumed by the Issuer with respect to any Delayed Drawdown Collateral Obligation or Revolving Collateral Obligation, the Transferor hereby acknowledges and agrees that no obligation or liability of the Transferor to any Obligor under any of the Collateral Obligations is intended to be assumed by the Issuer, the Trustee or the Noteholders under or as a result of this Agreement and the transactions contemplated hereby and under the other Transaction Documents, and the Trustee for the benefit of the Secured Parties is expressly named as a third party beneficiary of this Agreement for purposes of this Section 6.2.

Section 6.3. Operation of Indemnities.

If the Transferor has made any indemnity payments to any Indemnified Party pursuant to this Article VI and such Indemnified Party thereafter collects any such amounts from others, such Indemnified Party will repay such amounts collected to the Transferor.

ARTICLE VII
Miscellaneous

Section 7.1. Amendment.

(a) This Agreement may be amended or waived from time to time by the parties hereto by written agreement without consent of the Noteholders, to (i) cure any ambiguity or to correct or supplement any provisions herein, (ii) comply with any changes in the Code, (iii) to enable the Issuer to rely upon any exemption from registration under the Securities Act or the 1940 Act, (iv) to enable the Issuer or Transferor to comply with any applicable securities law or U.S. securities laws (including the regulations implementing such laws), (v) conform this Agreement to the Offering Circular and (vi) to evidence the succession of another Person to the Issuer or Transferor, as applicable, and the assumption by any such successor Person of the covenants of the Issuer or Transferor, as applicable herein. Any other amendment or waiver to this Agreement shall be subject to the consent of a Majority of the Controlling Class; provided that no such amendment or waiver shall reduce in any manner the amount of, or delay the timing of, any amounts received on Collateral Obligations which are required to be distributed on any Note without the consent of the related Noteholder, or change the rights or obligations of any other party hereto without the consent of such party.

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(b) Prior to the execution of any such amendment or waiver, the Transferor shall furnish to the Trustee and the Trustee shall furnish to each Rating Agency and each Noteholder written notification of the substance of such proposed amendment or waiver, together with a copy thereof.

(c) Promptly after the execution of any such amendment or waiver, the Trustee shall furnish written notification of the substance of such amendment or waiver to the Rating Agencies and to each Noteholder. It shall not be necessary for the consent of any Noteholders pursuant to Section 7.1(a) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders of the execution thereof shall be subject to such reasonable requirements as the Trustee may prescribe.

(d) Prior to the execution of any amendment to this Agreement, the Issuer and the Trustee shall be entitled to receive and rely upon an Opinion of Counsel (which Opinion of Counsel may rely upon an Officer’s certificate of the Issuer or of the Collateral Manager with respect to the effect of any such amendment or waiver on the economic interests of the Noteholders) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, consent to any such amendment that affects such Trustee’s own rights, duties or immunities under this Agreement or otherwise.

(e) The Trustee, by its signature below, acknowledges and agrees to be bound by the provisions of this Section 7.1.

Section 7.2. Governing Law.

(a) This Agreement shall be construed in accordance with, and this Agreement and all matters arising out of or relating in any way whatsoever (whether in contract, tort or otherwise) to this Agreement shall be governed by, the law of the State of New York

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 7.2(b).

Section 7.3. Notices.

All notices, demands, certificates, requests, directions and communications hereunder shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (b) one Business Day after delivery to an overnight courier, (c) on the date personally delivered to a Responsible Officer of the party to which sent, or (d) on the date transmitted by legible facsimile transmission or electronic mail transmission with a confirmation of receipt, in all cases addressed to the recipient at such recipient’s address for notices set forth in Schedule 2.

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Section 7.4. Severability of Provisions.

If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever prohibited or held invalid or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement and any such prohibition, invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant, agreement, provision or term in any other jurisdiction.

Section 7.5. Third Party Beneficiaries.

The parties hereto hereby manifest their intent that except as otherwise expressly provided herein, no third party (other than the Trustee, on behalf of the Secured Parties) shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

Section 7.6. Counterparts.

This Agreement may be executed by facsimile signature and in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

Section 7.7. Headings.

The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 7.8. No Bankruptcy Petition; Disclaimer.

(a) The Transferor covenants and agrees that, prior to the date that is one year and one day after the satisfaction and discharge of the Indenture or, if longer, the applicable preference period then in effect, it will not institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 7.8 will survive the termination of this Agreement.

(b) The provisions of this Section 7.8 shall be for the third party benefit of those entitled to rely thereon, including the Trustee for the benefit of the Secured Parties, and shall survive the termination of this Agreement.

Section 7.9.

Jurisdiction.

Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating this Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereto irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it the address set forth in Schedule 2. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 7.10. Prohibited Transactions with Respect to the Issuer.

The Transferor shall not:

(a) Provide credit to any Noteholder for the purpose of enabling such Noteholder to purchase Notes; or

(b) Purchase any Notes in an agency or trustee capacity.

Section 7.11. No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto.

Section 7.12. Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

Section 7.13. Duration of Agreement.

This Agreement shall continue in existence and effect until the satisfaction and discharge of the Indenture.

Section 7.14. Limited Recourse.

The obligations of the Issuer and the Transferor under this Agreement and the other Transaction Documents are solely the limited liability company or corporate obligations, as applicable, of the Issuer and Transferor, respectively. No recourse shall be had for the payment of any amount owing by the Issuer or Transferor under this Agreement, any Transaction Document or for the payment by the Issuer or Transferor of any fee in respect hereof or any other obligation or claim of or against the Issuer or Transferor arising out of or based upon this Agreement or any Transaction Document, against any employee, officer, director, shareholder, partner, member or manager of the Issuer or Transferor or of any Affiliate of such Person (other than the Transferor or the Issuer, as applicable). The provisions of this Section 7.14 shall survive the termination of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement .to be duly executed by their respective officers as of the day and year first above written.

TICC CAPITAL CORP.

By:
Name:
Title:

TICC CLO 2012-1 LLC

By: TICC Capital Corp., its designated manager

By:
Name:
Title:

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SCHEDULE 1

Schedule of Conveyed Collateral

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SCHEDULE 2

NOTICE INFORMATION

Transferor:

TICC Capital Corp.
8 Sound Shore Drive, Suite 255

Greenwich, CT 06830

Telephone No.: (203) 983-5275
Facsimile No.: (203) 983-5290

Attention: Saul Rosenthal

Issuer:

TICC CLO 2012-1 LLC
8 Sound Shore Drive, Suite 255

Greenwich, CT 06830

Telephone No.: (203) 983-5275
Facsimile No.: (203) 983-5290

Attention: Saul Rosenthal

Collateral Manager:

TICC Capital Corp.
8 Sound Shore Drive, Suite 255

Greenwich, CT 06830

Telephone No.: (203) 983-5275
Facsimile No.: (203) 983-5290

Attention: Saul Rosenthal

Trustee:

The Bank of New York Mellon Trust Company, National Association

601 Travis Street, 16th Floor
Houston, TX 77002

Telephone No.: 713-483-6000
Facsimile No.: 713-483-6001

Attention: Global Corp Trust – TICC CLO 2012-1 LLC

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